UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 30, 2017

Transcat, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-03905	16-0874418
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Vantage Point Drive, Rochester, New York	14624
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	585-352-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 30, 2017, Transcat, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal year 2017 third quarter ended December 24, 2016. The press release is attached to this Form 8-K as Exhibit 99.1.

In addition, on January 31, 2017, the Company posted slides to the Investor Relations section of its website that will accompany the Company’s earnings conference call and webcast at 11:00 a.m. Eastern Time on January 31, 2017. The slides are attached to this Form 8-K as Exhibit 99.2.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	99.1	Transcat, Inc. Press Release dated January 30, 2017
	99.2	Slides for the January 31, 2017 Earnings Conference Call and Webcast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: January 31, 2017	By:	/s/ Michael J. Tschiderer
Michael J. Tschiderer
Vice President of Finance and Chief Financial Officer